UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2012

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03               Material Modifications to Rights of Security Holders.

On May 8, 2012, Georgia Gulf Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of January 16, 2012 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent.  The Amendment accelerates the expiration date of the Rights Agreement from December 31, 2012 to May 9, 2012.

The Rights Agreement was adopted on January 16, 2012 in response to Westlake Chemical Corporation’s (“Westlake”) previously disclosed unsolicited proposal to acquire the Company, which the Company’s Board determined to be financially inadequate and not in the best interests of the Company and its stockholders.  Westlake withdrew its unsolicited proposal to acquire the Company on May 4, 2012.

The rights issued pursuant to the Rights Agreement are in all respects subject to and governed by the provisions of the Rights Agreement, as amended.  The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by this reference.

Item 8.01               Other Events

On May 4, 2012, the Company issued a press release commenting on Westlake’s withdrawal of its unsolicited proposal to acquire the Company.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

On May 8, 2012, the Company issued a press release announcing the acceleration of the expiration date of the Rights Agreement.  A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Number	Exhibit

4.1

Amendment No. 1, dated May 8, 2012, to the Rights Agreement, dated as of January 16, 2012, by and between the Company and Computershare Trust Company, N.A., as rights agent, filed as an exhibit to the Company’s Registration Statement on Form 8-A/A on May 9, 2012 and incorporated herein by reference.

99.1	Press release, dated May 4, 2012.

99.2	Press release, dated May 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

By:	/s/ Gregory C. Thompson
Name: Gregory C. Thompson
Title: Chief Financial Officer

Date: May 8, 2012

INDEX TO EXHIBITS

Number	Exhibit

4.1

Amendment No. 1, dated May 8, 2012, to the Rights Agreement, dated as of January 16, 2012, by and between the Company and Computershare Trust Company, N.A., as rights agent, filed as an exhibit to the Company’s Registration Statement on Form 8-A/A on May 9, 2012 and incorporated herein by reference.

99.1	Press release, dated May 4, 2012.

99.2	Press release, dated May 8, 2012.